SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

________________

Date of Report (Date of earliest event reported):

August 14, 2002

Alpharma Inc.

(Exact name of registrant as specified in its charter)
Delaware	1-8593	22-2095212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Executive Drive, Fort Lee, New Jersey 07024

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code

(201) 947-7774

Not Applicable

______________________________________________

(Former name or former address, if changed since

last report)

Item 9. Regulation FD Disclosure

Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the principal executive officer and principal financial officer have furnished certifications of the Quarterly Report of Alpharma Inc. on Form 10-Q for the quarter ended June 30, 2002, which certifications were attached to the transmittal letter accompanying such filing. The transmittal letter with attachments was submitted to and the abovementioned Form 10-Q was filed with the Securities and Exchange Commission on August 14, 2002. The certifications are attached hereto as Exhibit 9.1 and 9.2 to this Form 8-K.

The attached Exhibits are being furnished and are not filed pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHARMA INC.
By:/s/ Matthew Farrell
Matthew Farrell Executive Vice President, Finance and Chief Financial Officer

Date: August 14, 2002